                                                                     Exhibit 4.1
                                                               [Draft--12/31/98]

--------------------------------------------------------------------------------





                    TIME WARNER ENTERTAINMENT COMPANY, L.P.,

                           WARNER COMMUNICATIONS INC.,
                                  as Guarantor

               AMERICAN TELEVISION AND COMMUNICATIONS CORPORATION,
                                  as Guarantor

                                       and

                              THE BANK OF NEW YORK,
                                     Trustee

                                    INDENTURE

                              Dated as of

                                -----------------



              Providing for Issuance of Senior Securities in Series






--------------------------------------------------------------------------------

           Table Showing Reflection in Indenture of Certain Provisions
                         of Trust Indenture Act of 1939,
              as amended by the Trust Indenture Reform Act of 1990

                              --------------------


                             Reflected in Indenture

TIA                                                               Section

ss.310(a)(1)....................................................  6.09
      (a)(2)....................................................  6.09
      (a)(3)....................................................  Not Applicable
      (a)(4)....................................................  Not Applicable
      (a)(5)....................................................  6.09
      (b).......................................................  6.08

ss.311(a).......................................................  6.13(a)
      (b).......................................................  6.13(b)
      (b)(2)....................................................  7.03(a)
      ..........................................................  7.03(b)

ss.312(a).......................................................  7.01
      ..........................................................  7.02(a)
      (b).......................................................  7.03(b)
      (c).......................................................  7.02(c)

ss.313(a).......................................................  7.03(a)
      (b).......................................................  7.03(b)
      (c).......................................................  7.03(a)
      ..........................................................  7.03(b)
      (d).......................................................  7.03(c)

ss.314(a)(1)....................................................  7.04
      (a)(2)....................................................  7.04
      (a)(3)....................................................  7.04
      (a)(4)....................................................  10.04
      (b).......................................................  Not Applicable
      (c)(1)....................................................  1.02
      (c)(2)....................................................  1.02
      (c)(3)....................................................  Not Applicable
      (d).......................................................  Not Applicable
      (e).......................................................  1.02

ss.315(a).......................................................  6.01(a)
      ..........................................................  6.01(c)
      (b).......................................................  6.02
      ..........................................................  7.03(a)
      (c).......................................................  6.01(b)
      (d).......................................................  6.01

      (d)(1)....................................................  6.01(a)
      (d)(2)....................................................  6.01(c)(2)
      (d)(3)....................................................  6.01(c)(3)
      (e).......................................................  5.14

ss.316(a).......................................................  1.01
      (a)(1)(A).................................................  5.02
      ..........................................................  5.12
      (a)(1)(B).................................................  5.13
      (a)(2)....................................................  Not Applicable
      (b).......................................................  5.08
      (c).......................................................  1.04(d)

ss.317(a)(1)....................................................  5.03
      (a)(2)....................................................  5.04
      (b).......................................................  10.03

ss. 318(a)......................................................  1.07

                               TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
Recitals of the Company............................................................   1
Agreements of the Parties..........................................................   1


                                        ARTICLE I

                 Definitions and Other Provisions of General Application

SECTION 1.01.   Definitions........................................................   1
SECTION 1.02.   Compliance Certificates and
                   Opinions........................................................  12
SECTION 1.03.   Form of Documents Delivered to
                   Trustee.........................................................  13
SECTION 1.04.   Acts of Securityholders............................................  14
SECTION 1.05.   Notices, etc., to Trustee and
                   Company.........................................................  16
SECTION 1.06.   Notices to Securityholders; Waiver.................................  16
SECTION 1.07.   Conflict with Trust Indenture Act..................................  17
SECTION 1.08.   Effect of Headings and Table of
                   Contents........................................................  17
SECTION 1.09.   Successors and Assigns.............................................  17
SECTION 1.10.   Separability Clause................................................  17
SECTION 1.11.   Benefits of Indenture..............................................  17
SECTION 1.12.   Governing Law......................................................  18
SECTION 1.13.   Counterparts.......................................................  18
SECTION 1.14.   Judgment Currency..................................................  18

                                       ARTICLE II

                                     Security Forms

SECTION 2.01.   Forms Generally....................................................  19
SECTION 2.02.   Forms of Securities................................................  19
SECTION 2.03.   Form of Trustee's Certificate of
                   Authentication..................................................  19
SECTION 2.04.   Securities Issuable in the Form of a
                   Global Security.................................................  20


                                                                                   Page
                                                                                   ----
                                       ARTICLE III

                                     The Securities
SECTION 3.01    General Title; General Limitations;
                   Issuable in Series; Terms of
                   Particular Series...............................................  22
SECTION 3.02    Denominations......................................................  26
SECTION 3.03.   Execution, Authentication and
                   Delivery and Dating.............................................  26
SECTION 3.04.   Temporary Securities...............................................  28
SECTION 3.05.   Registration, Transfer and
                   Exchange........................................................  29
SECTION 3.06.   Mutilated, Destroyed, Lost and Stolen
                   Securities......................................................  30
SECTION 3.07.   Payment of Interest; Interest Rights
                   Preserved.......................................................  31
SECTION 3.08.   Persons Deemed Owners..............................................  33
SECTION 3.09.   Cancelation........................................................  33
SECTION 3.10.   Computation of Interest............................................  34
SECTION 3.11.   Delayed Issuance of Securities.....................................  34
SECTION 3.12.   CUSIP Numbers......................................................  34

                                       ARTICLE IV

                               Satisfaction and Discharge

SECTION 4.01.   Termination of Obligations ........................................  35
SECTION 4.02.   Defeasance and Discharge
                of Indenture.......................................................  36
SECTION 4.03.   Defeasance of Certain Obligations..................................  39
SECTION 4.04.   Application of Trust Money.........................................  41
SECTION 4.05.   Reinstatement.....................................................   41

                                        ARTICLE V

                                        Remedies

SECTION 5.01.   Events of Default..................................................  42
SECTION 5.02.   Acceleration of Maturity; Rescission
                   and Annulment...................................................  44
SECTION 5.03.   Collection of Indebtedness and Suits
                   for Enforcement by Trustee......................................  45
SECTION 5.04.   Trustee May File Proofs of Claim...................................  47
SECTION 5.05.   Trustee May Enforce Claims Without
                   Possession of Securities........................................  48
SECTION 5.06.   Application of Money Collected.....................................  48
SECTION 5.07.   Limitation on Suits................................................  48


                                                                                   Page
                                                                                   ----

SECTION 5.08.   Unconditional Right of Securityholders
                   To Receive Principal, Premium and
                   Interest........................................................  49
SECTION 5.09.   Restoration of Rights and Remedies.................................  50
SECTION 5.10.   Rights and Remedies Cumulative.....................................  50
SECTION 5.11.   Delay or Omission Not Waiver.......................................  50
SECTION 5.12.   Control by Securityholders.........................................  50
SECTION 5.13.   Waiver of Past Defaults............................................  51
SECTION 5.14.   Undertaking for Costs..............................................  51
SECTION 5.15.   Waiver of Stay or Extension Laws...................................  52

                                       ARTICLE VI

                                       The Trustee

SECTION 6.01.   Certain Duties and Responsibilities................................  52
SECTION 6.02.   Notice of Defaults.................................................  54
SECTION 6.03.   Certain Rights of Trustee..........................................  54
SECTION 6.04.   Not Responsible for Recitals or
                   Issuance of Securities..........................................  56
SECTION 6.05.   May Hold Securities................................................  56
SECTION 6.06.   Money Held in Trust................................................  56
SECTION 6.07.   Compensation and Reimbursement.....................................  56
SECTION 6.08.   Disqualification; Conflicting
                   Interests.......................................................  57
SECTION 6.09.   Corporate Trustee Required;
                   Eligibility.....................................................  57
SECTION 6.10.   Resignation and Removal............................................  58
SECTION 6.11.   Acceptance of Appointment by
                Successor..........................................................  60
SECTION 6.12.   Merger, Conversion, Consolidation or
                   Succession to Business..........................................  61
SECTION 6.13.   Preferential Collection of Claims
                   Against Company.................................................  62
SECTION 6.14.   Appointment of Authenticating Agent................................  66
SECTION 6.15.   Trustee's Application for
                  Instructions from the Company....................................  68

                                       ARTICLE VII

                Securityholders' Lists and Reports by Trustee and Company

SECTION 7.01.   Company To Furnish Trustee Names and
                   Addresses of Securityholders....................................  69
SECTION 7.02.   Preservation of Information;
                   Communications to Securityholders...............................  69
SECTION 7.03.   Reports by Trustee.................................................  71


SECTION 7.04.   Reports by Company.................................................  71
SECTION 7.05.   Tax Reporting......................................................  72

                                      ARTICLE VIII

                  Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 8.01.   The Company May Consolidate, Etc.,
                   Only on Certain Terms...........................................  72
SECTION 8.02    Successor Substituted..............................................  73

                                   ARTICLE IX

                             Supplemental Indentures

SECTION 9.01.   Supplemental Indentures Without
                   Consent of Securityholders......................................  74
SECTION 9.02.   Supplemental Indentures with Consent
                   of Securityholders..............................................  76
SECTION 9.03.   Execution of Supplemental Indentures...............................  78
SECTION 9.04.   Effect of Supplemental Indentures..................................  78
SECTION 9.05.   Conformity with Trust Indenture Act................................  78
SECTION 9.06.   Reference in Securities to
                   Supplemental Indentures.........................................  78

                                    ARTICLE X

                                    Covenants

SECTION 10.01.  Payment of Principal, Premium and
                   Interest........................................................  78
SECTION 10.02.  Maintenance of Office or Agency....................................  79
SECTION 10.03.  Money for Security Payments To Be Held
                   in Trust........................................................  79
SECTION 10.04.  Statement as to Compliance.........................................  81
SECTION 10.05.  Legal Existence....................................................  81
SECTION 10.06.  Maintenance of Properties..........................................  82
SECTION 10.07.  Payment of Taxes and Other Claims..................................  82
SECTION 10.08.  Limitation on Liens................................................  82
SECTION 10.09.  Waiver of Certain Covenants........................................  85

                                       ARTICLE XI

                                Redemption of Securities

                                                                                    Page
SECTION 11.01.  Applicability of Article...........................................  85
SECTION 11.02.  Election To Redeem; Notice to Trustee..............................  86
SECTION 11.03.  Selection by Trustee of Securities To Be Redeemed..................  86
SECTION 11.04.  Optional Redemption, or Assumption.................................  87
SECTION 11.05.  Notice of Redemption...............................................  88
SECTION 11.06.  Deposit of Redemption Price........................................  89
SECTION 11.07.  Securities Payable on Redemption Date..............................  90
SECTION 11.08.  Securities Redeemed in Part........................................  90
SECTION 11.09.  Provisions with Respect to Any Sinking
                   Funds...........................................................  90

                                       ARTICLE XII

                                       Guarantees

SECTION 12.01.  Guarantees.........................................................  92

                                    THIS INDENTURE between TIME WARNER
                           ENTERTAINMENT COMPANY, L.P., a Delaware limited partnership (hereinafter called the "Company") having its principal office at 75 Rockefeller Plaza, New York, New York 10019, WARNER COMMUNICATIONS INC., a Delaware corporation ("WCI"), AMERICAN TELEVISION AND COMMUNICATIONS CORPORATION, a Delaware corporation ("ATC" and together with WCI, the "General Partners"), and THE BANK OF NEW YORK, a New York banking corporation, trustee (hereinafter called the "Trustee"), is made
                         and entered into as of the   day of
                                   ,      .


                             Recitals of the Company

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its unsecured debentures, notes, bonds or other evidences of indebtedness, to be issued in one or more fully registered series.

                  All things necessary to make this Indenture a valid agreement of the Company and the General Partners in accordance with its terms, have been done.

                            Agreements of the Parties

                  To set forth or to provide for the establishment of the terms and conditions upon which the Securities are and are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Securities by the Holders thereof, it is mutually covenanted and agreed as follows, for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as the case may be:

                                    ARTICLE I

                        Definitions and Other Provisions
                             of General Application

                  SECTION 1.01. Definitions. For all purposes of this Indenture and of any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule under the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them herein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles and any accounting rules or interpretations promulgated by the Commission as are generally accepted in the United States of America at the date of this Indenture; and

                  (4) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  Certain terms, used principally in Article VI, are defined in that Article.

                  "Act", when used with respect to any Securityholder, has the meaning specified in Section 1.04.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "ATC" means American Television and Communications Corporation, a Delaware corporation that is a subsidiary of TWI (as defined below) and a general partner of the Company, until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "ATC" shall mean such successor.

                  "Authenticating Agent" means any Person authorized by the Trustee to authenticate Securities under Section 6.14.

                  "Board of Directors" means (i) the Board of Representatives of the Company, (ii) any duly authorized committee of such Board, (iii) the Managing General Partners (as defined in the Agreement of Limited Partnership of the Company dated as of October 29, 1991, as amended), acting together, (iv) any committee of officers of the Company or (v) any officer of the Company acting, in the case of (iv) or (v), pursuant to authority granted by such Board of the Company, any committee of such Board or the Managing General Partners.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means, with respect to any series of Securities, unless otherwise specified in a Board Resolution and an Officer's Certificate with respect to a particular series of Securities, each day which is not a Saturday, Sunday or other day on which banking institutions in the pertinent Place or Places of Payment or the city in which the Corporate Trust Office is located are authorized or required by law or executive order to be closed.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor.

                  "Company Request", "Company Order" and "Company Consent" mean a written request, order or consent, respectively, signed in the name of the Company by its Chairman of the Board, President or a Vice President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary or an Assistant Secretary, and delivered to a Responsible Officer of the Trustee.

                  "Comparable Treasury Issue" means, in relation to a particular series of Securities to be redeemed, the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("Remaining Life") of such series of Securities that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

                  "Comparable Treasury Price" means (i) the average of five Reference Treasury Dealer Quotations for such redemption date with respect to a series of Securities, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

                  "Consolidated Net Worth" means, with respect to any Person, at the date of any determination, the consolidated stockholders' or owners' equity of the holders of capital stock or partnership interests of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP consistently applied.

                  "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan, The City of New York at which at any particular time its corporate trust business shall be principally administered which office at the date hereof is located at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attn: Corporate Trust Administration.

                  "Defaulted Interest" has the meaning specified in
Section 3.07.

                  "Depository" means, unless otherwise specified by the Company pursuant to either Section 2.04 or 3.01, with respect to Securities of any series issuable or issued as a Global Security, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation.

                  "Eligible Affiliate" has the meaning specified in Section
11.04.

               "Event of Default" has the meaning specified in Article V.

                "Federal Bankruptcy Act" has the meaning specified in Section 5.01(6).

                  "GAAP" means generally accepted accounting principles as such principles are in effect as of the date of this Indenture.

                  "General Partners" means WCI and ATC.

                  "Global Security", when used with respect to any series of Securities issued hereunder, means a Security which is executed by the Company and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with this Indenture and an indenture supplemental hereto, if any, or Board Resolution and pursuant to a Company Request, which shall be registered in the name of the Depository or its nominee and which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series or any portion thereof, in either case having the same terms, including, without limitation, the same original issue date, date or dates on which principal is due, and interest rate or method of determining interest.

                  "Guarantee" has the meaning specified in Section 12.01(a).

                  "Guaranteed Percentage" has the meaning specified in Section 12.01(a).

                  "Guarantors" has the meaning specified in
Section 12.01(a).

                  "Holder", when used with respect to any Security, means a Securityholder.

                  "Indenture" or "this Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.01.

                  "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company.

                  "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "Interest Payment Date", when used with respect to any series of Securities, means the Stated Maturity of any installment of interest on those Securities.

                  "Make-Whole Amount" means, on any date when the Company shall redeem any series of Securities, the sum of the present value of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate with respect to such series of Securities, plus a spread (specified in basis points and set forth in the terms of such series of Securities), plus accrued and unpaid interest on the principal amount being redeemed to the date of redemption.

                  "Material Subsidiary" means any Person that is a Subsidiary of the Company if at the end of the most recent fiscal quarter of the Company, the aggregate amount, determined in accordance with GAAP consistently applied, of securities of, loans and advances to, and other investments in, such Person held by the Company and its other Subsidiaries exceeded 10% of the Company's Consolidated Net Worth.

                  "Maturity", when used with respect to any Securities, means the date on which the principal of any such Security becomes due and payable as therein or herein provided, whether on a Repayment Date, at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "NYSE" shall mean the New York Stock Exchange,
Inc.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Wherever this Indenture requires that an Officers' Certificate be signed also by an engineer or an accountant or other expert, such engineer, accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Company, and shall be acceptable to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of or of counsel to the Company, which is delivered to a Responsible Officer of the Trustee.

                  "Original Issue Discount Security" means (i) any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof, and
(ii) any other security which is issued with "original issue discount" within the meaning of Section 1273(a) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

                  "Outstanding", when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) such Securities theretofore canceled by the Trustee or delivered to the Trustee for cancelation;

                  (ii) such Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) such Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, or which shall have been paid pursuant to the terms of Section 3.06 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a Person in whose hands such Security is a legal, valid and binding obligation of the Company).

In determining whether the Holders of the requisite principal amount of such Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of any

Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of the taking of such action upon a declaration of acceleration of the Maturity thereof, and (ii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer assigned to the Corporate Trust Department of the Trustee knows to be owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act as owner with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company. The Company initially authorizes the Trustee to act as Paying Agent for the Securities on its behalf. The Company may at any time and from time to time authorize one or more Persons to act as Paying Agent in addition to or in place of the Trustee with respect to any series of Securities issued under this Indenture.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment" means with respect to any series of Securities issued hereunder the city or political subdivision so designated with respect to the series of Securities in question in accordance with the provisions of Section 3.01.

                  "Predecessor Securities" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price specified in the Security at which it is to be redeemed pursuant to this Indenture.

                  "Reference Treasury Dealer" means any Primary Treasury Dealer selected by the Independent Investment Banker after consultation with the Company.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date for a series of Securities, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for such series of Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

                  "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date specified in such Security as the Regular Record Date.

                  "Repayment Date", when used with respect to any Security to be repaid, means the date fixed for such repayment pursuant to such Security.

                  "Repayment Price", when used with respect to any Security to be repaid, means the price at which it is to be repaid pursuant to such Security.

                  "Required Currency", when used with respect to any Security, has the meaning set forth in Section 1.14.

                  "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

                  "Security" or "Securities" means any unsecured note or notes, bond or bonds, debenture or debentures, or any other evidences of indebtedness, as the case may be, of any series authenticated and delivered from time to time under this Indenture.

                  "Security Register" shall have the meaning specified in
Section 3.05.

                  "Security Registrar" means the Person who keeps the Security Register specified in Section 3.05. The Company initially appoints the Trustee to act as Security Registrar for the Securities on its behalf. The Company may at any time and from time to time authorize any Person to act as Security Registrar in place of the Trustee with respect to any series of Securities issued under this Indenture.

                  "Securityholder" means a Person in whose name a security is registered in the Security Register.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

                  "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" means, with respect to any Person, any corporation more than 50% of the voting stock of which is owned directly or indirectly by such Person, and any partnership, association, joint venture or other entity in which such Person owns more than 50% of the equity interests or has the power to elect a majority of the board of directors or other governing body.

                  "Treasury Rate" means, with respect to any redemption date and a series of Securities, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption

"Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue for such series of Securities (if no maturity is within three months before or after the Remaining Life for such series of Securities, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue for such series of Securities shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue for such series of Securities, calculated using a price for the Comparable Treasury Issue for such series of Securities (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date and for such series of Securities. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

                  "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that, in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" or "TIA" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means the Person named as the Trustee in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean and include each Person who is then a Trustee hereunder. If at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                  "TWI" means Time Warner Inc., a Delaware corporation.

                  "U.S. Government Obligations" means securities that are (i) non-callable direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) non-callable obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America.

                  "Vice President" when used with respect to the Company or the Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president", including, without limitation, an assistant vice president.

                  "Voting Stock", as applied to the stock of any corporation, means stock of any class or classes (however designated) having by the terms thereof ordinary voting power to elect a majority of the members of the board of directors (or other governing body) of such corporation other than stock having such power only by reason of the happening of a contingency.

                  "WCI" means Warner Communications Inc., a Delaware corporation that is a subsidiary of TWI and a general partner of the Company, until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "WCI" shall mean such successor.

                  "Works" means motion pictures, video, television, interactive or multi-media programming, audio-visual works, sound recordings, books and other literary or written material, any software, copyright or other intellectual property related thereto, acquired directly or indirectly after the date of this Indenture by purchase, business combination, production, creation or otherwise, any component of the foregoing or rights with respect thereto, and all improvements thereon, products and proceeds thereof and revenues derived therefrom.

                  "Yield to Maturity" means the yield to maturity on a series of Securities, calculated by the Company at the time of issuance of such series of Securities, or, if applicable, at the most recent redetermination of interest on such series, in accordance with accepted financial practice.

                  SECTION 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any (including any covenants compliance with which constitutes a condition precedent), provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any (including any covenants compliance with which constitutes a condition precedent), have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than annual statements of compliance provided pursuant to Section 10.04) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons may certify or give an opinion as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.04. Acts of Securityholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders or Securityholders of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing or may be embodied in or evidenced by an electronic transmission which identifies the documents containing the proposal on which such consent is requested and certifies such Securityholders' consent thereto and agreement to be bound thereby; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. If any Securities are denominated in coin or currency other than that of the United States, then for the purposes of determining whether the Holders of the requisite principal amount of Securities have taken any action as herein described, the principal amount of such Securities shall be deemed to be that amount of United States dollars that could be obtained for such principal amount on the basis of the spot rate of exchange into United States dollars for the currency in which such Securities are denominated (as evidenced to the Trustee by an Officers' Certificate) as of the date the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee as provided in the immediately preceding sentence. If any Securities are Original Issue Discount Securities, then for the purposes of determining whether the Holders of the requisite principal amount of Securities have taken any action as herein described, the principal amount of such Original Issue Discount Securities shall be deemed to be the amount of the principal thereof that would be due and payable upon a declaration of acceleration of the Maturity thereof as of the date the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee as provided in the first sentence of this

Section 1.04(a). Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. Such record date shall be the later of 10 days prior to the first solicitation of such action or the date of the most recent list of Holders furnished to the Trustee pursuant to Section
7.01. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Securities outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Securities outstanding shall be computed as of the record date; provided that no such authorization, agreement or consent by the Holders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date, and that no such authorization, agreement or consent may be amended, withdrawn or revoked once given by a Holder, unless the Company shall provide for such amendment, withdrawal or revocation in conjunction with such solicitation of authorizations, agreements or consents or unless and to the extent required by applicable law.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon whether or not notation of such action is made upon such Security.

                  SECTION 1.05. Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (1) the Trustee by any Securityholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention:  Corporate Trust Administration; or

                  (2) the Company by the Trustee or by any Securityholder shall be sufficient for every purpose hereunder (except as provided in Section 5.01(4) and (5) or, in the case of a request for repayment, as specified in the Security carrying the right to repayment) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention:
         Treasurer, or at any other address previously furnished in writing to the Trustee by the Company.

                  SECTION 1.06. Notices to Securityholders; Waiver. Where this Indenture or any Security provides for notice to Securityholders of any event, such notice shall be sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first-class postage prepaid, to each Securityholder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Securityholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular

Securityholder shall affect the sufficiency of such notice with respect to other Securityholders. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it shall be impractical to mail notice of any event to any Securityholder when such notice is required to be given pursuant to any provision of this Indenture, then any method of notification as shall be satisfactory to the Trustee and the Company shall be deemed to be a sufficient giving of such notice.

                  SECTION 1.07. Conflict with Trust Indenture Act. If and to the extent that any provision hereof limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, any of Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control.

                  SECTION 1.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.09. Successors and Assigns. All covenants and agreements in this Indenture by the Company and the Guarantors shall bind their respective successors and assigns, whether so expressed or not.

                  SECTION 1.10. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 1.11. Benefits of Indenture. Nothing in this Indenture or in any Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent or Paying Agent, the Security Registrar and the Holders of Securities (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 1.12. Governing Law. This Indenture shall be construed in accordance with and governed by the laws of the State of New York.

                  SECTION 1.13. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 1.14. Judgment Currency. The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in the City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding that on which a final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in the City of New York or a day on which banking institutions in the City of New York are authorized or required by law or executive order to close.

                                   ARTICLE II

                                 Security Forms

                   SECTION 2.01. Forms Generally. The Securities shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

                  The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities, subject, with respect to the Securities of any series, to the rules of any securities exchange on which such Securities are listed.

                  SECTION 2.02. Forms of Securities. Each Security shall be in one of the forms approved from time to time by or pursuant to a Board Resolution, or established in one or more indentures supplemental hereto. Prior to the delivery of a Security to the Trustee for authentication in any form approved by or pursuant to a Board Resolution, the Company shall deliver to the Trustee the Board Resolution by or pursuant to which such form of Security has been approved, which Board Resolution shall have attached thereto a true and correct copy of the form of Security which has been approved thereby or, if a Board Resolution authorizes a specific officer or officers to approve a form of Security, a certificate of such officer or officers approving the form of Security attached thereto. Any form of Security approved by or pursuant to a Board Resolution must be acceptable as to form to the Trustee, such acceptance to be evidenced by the Trustee's authentication of Securities in that form or a certificate signed by a Responsible Officer of the Trustee and delivered to the Company.

                  SECTION 2.03. Form of Trustee's Certificate of Authentication. The form of Trustee's Certificate of Authentication for any Security issued pursuant to this Indenture shall be substantially as follows:

                  This Security, together with any Guarantees referred to herein, is one of the Securities described in the within-mentioned Indenture.

                                                  Dated:
                                                         -----------------------

                                                       The Bank of New York,
                                                  ------------------------------
                                                     As Trustee

                                                  By
                                                     ---------------------------
                                                     Authorized Signatory


                  SECTION 2.04. Securities Issuable in the Form of a Global Security. (a) If the Company shall establish pursuant to Sections 2.02 and 3.01 that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee or its agent shall, in accordance with Section 3.03 and the Company Order delivered to the Trustee or its agent thereunder, authenticate and deliver, such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Securities of such series to be represented by such Global Security or Securities, or such portion thereof as the Company shall specify in a Company Order, (ii) shall be registered in the name of the Depository for such Global Security or Securities or its nominee, (iii) shall be delivered by the Trustee or its agent to the Depository or pursuant to the Depository's instruction and (iv) shall bear a legend substantially to the following effect:
"Unless this certificate is presented by an authorized representative of the Depository to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of the nominee of the Depository or in such other name as is requested by an authorized representative of the Depository (and any payment is made to the nominee of the Depository or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, the nominee of the Depository, has an interest herein."

                  (b) Notwithstanding any other provision of this Section 2.04 or of Section 3.05, and subject to the provisions of paragraph (c) below, unless the terms of a

Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 3.05, only to a nominee of the Depository for such Global Security, or to the Depository, or a successor Depository for such Global Security selected or approved by the Company, or to a nominee of such successor Depository.

                  (c) (i) If at any time the Depository for a Global Security notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or if at any time the Depository for the Securities for such series shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depository with respect to such Global Security. If a successor Depository for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee or its agent, upon receipt of a Company Request for the authentication and delivery of individual Securities of such series in exchange for such Global Security, will authenticate and deliver, individual Securities of such series of like tenor and terms in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

                  (ii) The Company may at any time and in its sole discretion determine that the Securities of any series or portion thereof issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of individual Securities of such series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series or portion thereof in exchange for such Global Security or Securities.

                  (iii) If specified by the Company pursuant to Sections 2.02 and 3.02 with respect to Securities issued or issuable in the form of a Global Security, the Depository for such Global Security may surrender such Global Security in exchange in whole or in part for individual Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the Company and such

Depository. Thereupon the Company shall execute, and the Trustee or its agent shall authenticate and deliver, without service charge, (1) to each Person specified by such Depository a new Security or Securities of the same series of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest as specified by such Depository in the Global Security; and (2) to such Depository a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

                  (iv) In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee or its agent will authenticate and deliver individual Securities in definitive registered form in authorized denominations. Upon the exchange of the entire principal amount of a Global Security for individual Securities, such Global Security shall be canceled by the Trustee or its agent. Except as provided in the preceding paragraph, Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or the Security Registrar. The Trustee or the Security Registrar shall deliver at its Corporate Trust Office such Securities to the Persons in whose names such Securities are so registered.

                                   ARTICLE III

                                 The Securities

                  SECTION 3.01. General Title; General Limitations; Issuable in Series; Terms of Particular Series. The aggregate principal amount of Securities which may be authenticated and delivered and Outstanding under this Indenture is not limited.

                  The Securities may be issued in one or more series as from time to time may be authorized by the Board of Directors. There shall be established in or pursuant to a Board Resolution or in a supplemental indenture, subject to

Section 3.11, prior to the issuance of Securities of any such series:

                  (1) the title of the Securities of such series (which shall distinguish the Securities of such series from Securities of any other series);

                  (2) the Person to whom any interest on a Security of such series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (3) the date or dates on which the principal of the Securities of such series is payable;

                  (4) the rate or rates at which the Securities of such series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

                  (5) the place or places where the principal of and any premium and interest on Securities of such series shall be payable;

                  (6) the period or periods within which, the Redemption Price or Prices or the Repayment Price or Prices, as the case may be, at which and the terms and conditions upon which Securities of such series may be redeemed or repaid, as the case may be, in whole or in part, at the option of the Company or the Holder;

                  (7) the obligation, if any, of the Company to purchase Securities of such series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of such series shall be purchased, in whole or in part, pursuant to such obligation;

                  (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of such series shall be issuable;

                  (9) provisions, if any, with regard to the conversion or exchange of the Securities of such series, at the option of the Holders thereof or the

         Company, as the case may be, for or into new Securities of a different series or other securities;

                  (10) if other than U.S. dollars, the currency or currencies or units based on or related to currencies in which the Securities of such series shall be denominated and in which payments of principal of, and any premium and interest on, such Securities shall or may be payable;

                  (11) if the principal of (and premium, if any) or interest, if any, on the Securities of such series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency (including a composite currency) other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

                  (12) if the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of such series may be determined with reference to an index based on a coin or currency (including a composite currency) other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

                  (13) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 3.04, 3.05, 3.06, 9.06 and 11.08 and except for any Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder);

                  (14) provisions, if any, with regard to the exchange of Securities of such series, at the option of the Holders thereof, for other Securities of the same series of the same aggregate principal amount or of a different authorized series or different authorized denomination or denominations, or both;

                  (15) provisions, if any, with regard to the appointment by the Trustee of an Authenticating Agent in one or more places other than the location of the office of the Trustee with power to act on behalf of the Trustee and subject to its direction in the authentication and delivery of the Securities of any one or more series in connection with such transactions as shall be specified in the provisions of this Indenture or in or pursuant to such Board Resolution or supplemental indenture;

                  (16) the portion of the principal amount of Securities of the series, if other than the principal amount thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02 or provable in bankruptcy pursuant to
         Section 5.04;

                  (17) any Event of Default with respect to the Securities of such series, if not set forth herein, and any additions, deletions or other changes to the Events of Default set forth herein that shall be applicable to the Securities of such series;

                  (18) any covenant solely for the benefit of the Securities of such series and any additions, deletions or other changes to the provisions of Article X or Section 1.01 or any definitions relating to such Article that would otherwise be applicable to the Securities of such series;

                  (19) if Section 4.03 of this Indenture shall not be applicable to the Securities of such series and if Section 4.03 shall be applicable to any covenant or Event of Default established in or pursuant to a Board Resolution or in a supplemental indenture as described above that has not already been established herein;

                  (20) if the Securities of such series shall be issued in whole or in part in the form of a Global Security or Securities, the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for other individual Securities; and the Depository for such Global Security or Securities; and

                  (21) any other terms of such series;

all upon such terms as may be determined in or pursuant to such Board Resolution or supplemental indenture with respect to such series.

                  The form of the Securities of each series shall be established pursuant to the provisions of this Indenture in or pursuant to the Board Resolution or in the supplemental indenture creating such series. The Securities of each series shall be distinguished from the Securities of each other series in such manner as the Board of Directors may determine.

                  Unless otherwise provided with respect to Securities of a particular series, the Securities of any series may only be issuable in registered form, without coupons.

                  Any terms or provisions in respect of the Securities of any series issued under this Indenture may be determined pursuant to this Section by providing for the method by which such terms or provisions shall be determined.

                  SECTION 3.02. Denominations. The Securities of each series shall be issuable in such denominations and currency as shall be provided in the provisions of this Indenture or in or pursuant to the Board Resolution or the supplemental indenture creating such series. In the absence of any such provisions with respect to the Securities of any series, the Securities of that series shall be issuable only in fully registered form in denominations of $1,000 and any integral multiple thereof.

                  SECTION 3.03. Execution, Authentication and Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, one of its Vice Presidents or its Treasurer under its corporate seal reproduced thereon (which may be by facsimile) and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication; and the Trustee shall, upon Company Order, authenticate and deliver such Securities as in this Indenture provided and not otherwise.

                  Prior to any such authentication and delivery, the Trustee shall be entitled to receive, in addition to any Officers' Certificate and Opinion of Counsel required to be furnished to the Trustee pursuant to Section 1.02, and the Board Resolution and any certificate relating to the issuance of the series of Securities required to be furnished pursuant to Section 2.02, an Opinion of Counsel stating that:

                  (1) all instruments furnished to the Trustee conform to the requirements of the Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Securities;

                  (2) the form and terms of such Securities have been established in conformity with the provisions of this Indenture;

                  (3) all laws and requirements with respect to the execution and delivery by the Company of such Securities have been complied with, the Company has the corporate power to issue such Securities and such Securities have been duly authorized and delivered by the Company and, assuming due authentication and delivery by the Trustee, constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity) and entitled to the benefits of this Indenture, equally and ratably with all other Securities, if any, of such series Outstanding;

                  (4) the Indenture is qualified under the Trust Indenture Act; and

                  (5) such other matters as the Trustee may reasonably request;

and, if the authentication and delivery relates to a new series of Securities created by an indenture supplemental hereto, also stating that all laws and requirements with respect to the form and execution by the Company of the supplemental indenture with respect to that series of Securities have been complied with, the Company has corporate power to execute and deliver any such supplemental indenture and has taken all necessary corporate action for those purposes and any such supplemental indenture has been executed and delivered and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity).

                  The Trustee shall not be required to authenticate such Securities if the issue thereof will adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture.

                  Unless otherwise provided in the form of Security for any series, all Securities shall be dated the date of their authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancelation as provided in Section 3.09, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                  SECTION 3.04. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and, upon receipt of the documents required by Section 3.03, together with a Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment, without charge to the Holder; and upon surrender for cancelation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations and of like tenor and terms. Until so exchanged the temporary Securities of such series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

                  SECTION 3.05. Registration, Transfer and Exchange. The Company shall keep or cause to be kept a register or registers (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities, or of Securities of a particular series, and of transfers of Securities or of Securities of such series. Any such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection by the Trustee at the office or agency to be maintained by the Company as provided in Section
10.02. There shall be only one Security Register per series of Securities.

                  Subject to Section 2.04, upon surrender for registration of transfer of any Security of any series at the office or agency of the Company maintained for such purpose in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of such series of any authorized denominations, of a like aggregate principal amount and Stated Maturity and of like tenor and terms.

                  Subject to Section 2.04, at the option of the Holder, Securities of any series may be exchanged for other Securities of such series of any authorized denominations, of a like aggregate principal amount and Stated Maturity and of like tenor and terms, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Securityholder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the legal and valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  Unless otherwise provided in the Security to be registered for transfer or exchange, no service charge shall be made on any Securityholder for any registration of transfer or exchange of Securities, but the Company may (unless otherwise provided in such Security) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.08 not involving any transfer.

                  The Company shall not be required (i) to issue, register the transfer of or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under
Section 11.03 and ending at the close of business on the date of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part.

                  None of the Company, the Trustee, any agent of the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                  SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Securities. If (i) any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) there is delivered to the Company and the Trustee such Security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the

Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of like tenor, series, Stated Maturity and principal amount, bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 3.07. Payment of Interest; Interest Rights Preserved. Unless otherwise provided with respect to such Security pursuant to Section 3.01, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of his having been such Holder; and, except as hereinafter provided, such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or Clause (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names any such Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to the Holder of each such Security at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  If any installment of interest the Stated Maturity of which is on or prior to the Redemption Date for any Security called for redemption pursuant to Article XI is not paid or duly provided for on or prior to the Redemption Date in accordance with the foregoing provisions of this Section, such interest shall be payable as part of the Redemption Price of such Securities.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  SECTION 3.08. Persons Deemed Owners. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Section 3.07) interest on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                  SECTION 3.09. Cancelation. All Securities surrendered for payment, conversion, redemption, registration of transfer, exchange or credit against a sinking fund shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancelation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Security shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. The Trustee shall dispose of all canceled Securities in accordance with its standard procedures and deliver a certificate of such disposition to the Company.

                  SECTION 3.10. Computation of Interest. Unless otherwise provided as contemplated in Section 3.01, interest on the Securities shall be calculated on the basis of a 360-day year of twelve 30-day months.

                  SECTION 3.11. Delayed Issuance of Securities. Notwithstanding any contrary provision herein, if all Securities of a series are not to be originally issued at one time, it shall not be necessary for the Company to deliver to the Trustee an Officers' Certificate, Board Resolution, supplemental indenture, opinion of counsel or Company Order otherwise required pursuant to Sections 1.02, 2.02, 3.01 and 3.03 at or prior to the time of authentication of each Security of such series if such documents are delivered to the Trustee or its agent at or prior to the authentication upon original issuance of the first Security of such series to be issued; provided that any subsequent request by the Company to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Company that as of the date of such request, the statements made in the Officers' Certificate or other certificates delivered pursuant to Sections 1.02 and 2.02 shall be true and correct as if made on such date.

                  A Company Order, Officers' Certificate or Board Resolution or supplemental indenture delivered by the Company to the Trustee in the circumstances set forth in the preceding paragraph may provide that Securities which are the subject thereof will be authenticated and delivered by the Trustee or its agent on original issue from time to time in the aggregate principal amount, if any, established for such series pursuant to such procedures acceptable to the Trustee as may be specified from time to time by Company Order upon the telephonic, electronic or written order of Persons designated in such Company Order, Officers' Certificate, supplemental indenture or Board Resolution (any such telephonic or electronic instructions to be promptly confirmed in writing by such Persons) and that such Persons are authorized to determine, consistent with such Company Order, Officers' Certificate, supplemental indenture or Board Resolution, such terms and conditions of said Securities as are specified in such Company Order, Officers' Certificate, supplemental indenture or Board Resolution.

                  SECTION 3.12. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption, if any, as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                   ARTICLE IV

                           Satisfaction and Discharge

                  SECTION 4.01. Termination of Obligations. Except as otherwise provided in this Section 4.01, the Company and the Guarantors may terminate their respective obligations under the Securities of any series, this Indenture (with respect to such series) and the Guarantees if:

                  (i) all Securities of such series previously authenticated and delivered (other than destroyed, lost or stolen Securities of such series that have been replaced or Securities of such series that are paid pursuant to Section 10.01 of this Indenture or Securities of such series for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Company, as provided in Section 10.03 of this Indenture) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder; or

                  (ii) (A) all Outstanding Securities of such series mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption, (B) the Company irrevocably deposits in trust with the Trustee during such one-year period, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds solely for the benefit of the Holders of such series for that purpose, money or U.S. Government Obligations sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee), without consideration of any reinvestment of such interest, to pay principal, premium, if any, and interest on the Securities of such series to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder, (C) no Event of Default shall have occurred and be continuing on the date of such deposit, (D) such deposit will not result in a breach or violation of, or constitute a default under, this

         Indenture or any other agreement or instrument to which the Company is a party or by which it is bound and (E) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with.

                  With respect to the foregoing clause (i), the Company's obligations under Section 6.07 and any obligations of the Guarantors with respect to said section shall survive with respect to the Securities of such series. With respect to the foregoing clause (ii), the Company's obligations contained in Sections 3.03, 3.05, 3.06, 3.07, 4.05, 6.07, 6.10, 10.01 and
10.02 of this Indenture and any obligations of the Guarantors (with respect to the Guarantees) with respect to said sections shall survive until the Securities of such series are no longer Outstanding. Thereafter, only the Company obligations contained in Sections 4.05 and 6.07 of this Indenture and any obligations of the Guarantors (with respect to the Guarantees) with respect to said sections shall survive with respect to the Securities of such series. After any such irrevocable deposit, the Trustee upon request and at the Company's expense shall acknowledge in writing the discharge of the Company's and the Guarantors' obligations, if any, under the Securities of such series, this Indenture (with respect to such series) and the Guarantees except for those surviving obligations specified above.

                  SECTION 4.02. Defeasance and Discharge of Indenture. The Company and the Guarantors will be deemed to have paid and will be discharged from any and all obligations in respect of the Securities of any series and the Guarantees on the 123rd day after the date of the deposit referred to in clause
(A) hereof, and the provisions of this Indenture will no longer be in effect with respect to the Securities of such series, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same, except as to (i) rights of registration of transfer and exchange, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities of such series, (iii) rights of Holders of such series to receive payments of principal thereof and interest thereon, (iv) the Company's obligations under Section 10.02, (v) the rights, obligations and immunities of the Trustee hereunder, (vi) the Company's right of redemption, if any, with respect to any Securities of such series pursuant to Article XI, in which case the Company may redeem the Securities of such series in accordance with Article XI by complying with such Article and depositing with the Trustee, in accordance with Section 11.06, an amount of money sufficient, together with all amounts held in trust pursuant to Section 4.04 with respect to Securities of such series, to pay the Redemption Price of all the Securities of such series to be redeemed, and (vii) the rights of the Holders of such series as beneficiaries of this Indenture with respect to the property so deposited with the Trustee payable to all or any of them; provided that the following conditions shall have been satisfied:

                  (A) with reference to this Section 4.02, the Company has

         irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09 of this Indenture) and conveyed all right, title and interest to the Trustee for the benefit of the Holders of such series, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust, specifically pledged to the Trustee for the benefit of the Holders of such series as security for payment of the principal of, premium, if any, and interest on the Securities of such series, and dedicated solely to, the benefit of the Holders of such series in and to (1) money in an amount, (2) U.S. Government Obligations that, through the payment of interest, principal and premium, if any, in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment referred to in this clause (A), money in an amount or (3) a combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, the principal of, premium (including of applicable redemption premium), if any, and interest on the Outstanding Securities of such series on the dates such installments of interest or principal are due through the Stated Maturity thereof, or in the event the Outstanding Securities may be redeemed at the option of the Company and if the Company so elects, a date on which such Outstanding Securities may be so redeemed (provided that before such a deposit, the Company shall give to the Trustee, in accordance with Section 11.02, a notice of its election to redeem all of the Securities of such series on such redemption date in accordance with Article XI); provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal, premium, if any, and interest with respect to the Securities of such series;

                  (B) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                  (C) no Event of Default shall have occurred and be continuing on the date of such deposit or during the period ending on the 123rd day after such date of deposit;

                  (D) the Company shall have delivered to the Trustee (1) either (x) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of Securities of such series will not recognize income, gains or loss for federal income tax purposes as a result of the Company's exercise of its option under this Section 4.02 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised or
         (y) an Opinion of Counsel to the same effect as the ruling described in clause (x) above accompanied by a ruling to that effect published by the Internal Revenue Service, unless there has been a change in the applicable federal income tax law since the date of this Indenture such that a ruling from the Internal Revenue Service is no longer required and (2) an Opinion of Counsel, subject to such qualifications, exceptions, assumptions and limitations as are reasonably deemed necessary by such counsel and are reasonably satisfactory to counsel for the Trustee, to the effect that the creation of the defeasance trust does not violate the Investment Company Act of 1940; and

                           (E) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 4.02 have been complied with.

Notwithstanding the foregoing clause (A), prior to the end of the 123-day (or one year) period referred to in clause (C) above, none of the Company's or any Guarantor's obligations under this Indenture shall discharged.

Subsequent to the end of such 123-day (or one year) period with respect to this
Section 4.02, the Company's obligations with respect to Securities of such series in Sections 3.03, 3.05, 3.06, 3.07, 4.05, 6.07, 6.10, 10.01, and 10.02 of
this Indenture and any obligations of the Guarantors (with respect to the Guarantees) with respect to said sections shall survive until there are no Securities of such series Outstanding. Thereafter, only the Company's obligations in Sections 4.05 and 6.07 of this Indenture and any obligations of the Guarantors (with respect to the Guarantees) with respect to said sections shall survive with respect to Securities of such series. If and when a ruling from the Internal Revenue Service or an Opinion of Counsel referred to in clause
(D)(1) above is able to be provided specifically without regard to, and not in reliance upon, the continuance of the Company's obligations with respect to Securities of such series under Section 10.01 of this Indenture, then the Company's and each Guarantor's obligations with respect to Securities of such series under such Section 10.01 of this Indenture shall cease upon delivery to the Trustee of such ruling or Opinion of Counsel and compliance with the other conditions precedent provided for herein relating to the defeasance contemplated by this Section 4.02.

                  After any such irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's and each Guarantor's obligations under the Securities and this Indenture (with respect to such series) and the Guarantees except for those surviving obligations in the immediately preceding paragraph.

                  SECTION 4.03. Defeasance of Certain Obligations. The Company may omit to comply with any term, provision or condition set forth in clauses
(2) and (3) of Section 8.01 and Sections 10.06 through 10.11 of this Indenture, and clauses (3), (4), (5), and (8) of Section 5.01 of this Indenture shall be deemed not to be Events of Default, in each case with respect to the Outstanding Securities of any series if:

                  (i) with reference to this Section 4.03, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section
         6.09 of this Indenture) and conveyed all right, title and interest to the Trustee for the benefit of the Holders of such series as security for payment of the principal of, premium, if any, and interest on the Securities of such series, and dedicated solely to, the benefit of the Holders of such series in and to (A) money in an amount, (B) U.S. Government Obligations that, through the payment of interest, principal and premium, if any, in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment referred to in this clause (i), money in an amount or (C) a combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, the principal of, premium (including of applicable redemption premium), if any, and interest on the Outstanding Securities of such series on the dates such installments of interest or principal are due through the Stated Maturity thereof, or in the event the Outstanding Securities may be redeemed at the option of the Company and if the Company so elects, a date on which such Outstanding Securities may be so redeemed (provided that before such a deposit, the Company shall give to the Trustee, in accordance with Section 11.02, a notice of its election to redeem all of the Securities of such series on such redemption date in accordance with Article XI); provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal, premium, if any, and interest with respect to the Securities of such series;

                  (ii) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                  (iii) no default or Event of Default shall have occurred and be continuing on the date of such deposit;

                  (iv) the Company has delivered to the Trustee an Opinion of Counsel, subject to such qualifications, exceptions, assumptions and limitations as are reasonably deemed necessary by such counsel and are reasonably satisfactory to counsel for the Trustee, to the effect that (A) the creation of the defeasance trust does not violate the Investment Company Act of 1940 and (B) the Holders of Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred; and

                  (v) the Company has delivered to the Trustee an Officers' Certificate and Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 4.03 have been complied with.

                  SECTION 4.04. Application of Trust Money. Subject to the last paragraph of Section 10.03 of this Indenture, the Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to
Section 4.01, 4.02 or 4.03 of this Indenture, as the case may be, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with the Securities and this Indenture to the payment of principal of and interest on the Securities; but such money need not be segregated from other funds except to the extent required by law.

                  SECTION 4.05. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with
Section 4.01, 4.02 or 4.03 of this Indenture, as the case may be, by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and the Guarantors' obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.01, 4.02 or 4.03 of this Indenture, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 4.01, 4.02 or 4.03 of this Indenture, as the case may be; provided that, if the Company has made any payment of principal of or interest on any securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                    ARTICLE V

                                    Remedies

                  SECTION 5.01. Events of Default. "Event of Default", wherever used herein, means with respect to any series of Securities any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution creating such series of Securities or in the form of Security for such series:

                  (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (3) default in the payment of any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of such series; or

                  (4) default under any bond, debenture, note, guarantee or other evidence of indebtedness for money borrowed by the Company or any Material Subsidiary (including a default with respect to Securities of any series other than such series) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Material Subsidiary (including this Indenture), whether such indebtedness now exists or shall hereafter be created, which default (i) shall constitute a failure to pay the principal of such indebtedness having an outstanding principal amount in excess of $50 million in the aggregate when due and payable at the final (but not any interim) maturity thereof after the expiration of any applicable grace period with respect thereto and the holders of such indebtedness shall not have waived such default or (ii) shall have resulted in such indebtedness having an outstanding principal amount in excess of $50 million in the aggregate becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, in either case without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 60 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

                  (5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), all of such covenants and warranties in the Indenture which are not expressly stated to be for the benefit of a particular series of Securities being deemed in respect of the Securities of all series for this purpose, and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (6) the entry of an order for relief against the Company under Title 11, United States Code (the "Federal Bankruptcy Act") by a court having jurisdiction in the premises or a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent under any other applicable Federal or State law, or the entry of a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Act or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (7) the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (8) any other Event of Default provided in the supplemental indenture or Board Resolution under which such series of Securities is issued or in the form of Security for such series.

                  SECTION 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in each and every such case either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of that series then Outstanding hereunder (each such series acting as a separate class), by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal amount (or, if the Securities of such series are original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of such series and all accrued interest thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding.

                  At any time after such a declaration of acceleration has been made with respect to the Securities of any or all series, as the case may be, and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Company or the Guarantors has paid or deposited with the Trustee a sum sufficient to pay:

                           (A) all overdue installments of interest on
                  the Securities of such series;

                           (B) the principal of (and premium, if any, on) any
                  Securities of such series which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of the Securities of such series, to the extent that payment of such interest is lawful;

                           (C) interest upon overdue installments of interest
                  at the rate or rates prescribed therefor by the terms of the Securities of such series to the extent that payment of such interest is lawful; and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 6.07; and

                  (2) all Events of Default with respect to such series of Securities, other than the nonpayment of the principal of the Securities of such series which have become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company and each Guarantor covenants that if:

                  (1) default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable; or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof; or

                  (3) default is made in the payment of any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of any series;

and any such default continues for any period of grace provided with respect to the Securities of such series, the Company and each Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Security (or the Holders of any such series in the case of clause (3) above), the whole amount (for, in the case of each Guarantor, its Guaranteed Percentage) then due and payable on any such Security (or on the Securities of any such series in the case of clause (3) above) for principal (and premium, if any) and interest, with interest, to the extent that payment of such interest shall be legally enforceable, upon the overdue principal (and premium, if any) and upon overdue installments of interest, at such rate or rates as may be prescribed therefor by the terms of any such Security (or of Securities of any such series in the case of clause (3) above); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 6.07; provided, however, that anything herein to the contrary notwithstanding, neither the Trustee nor any Holder shall have any recourse against any Guarantor under this Indenture or under the Securities, except as, and to the extent, set forth in the Guarantees.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities of such series and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

                  If an Event of Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings against the Company and/or any Guarantor as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. The Company and each Guarantor acknowledges and agrees for the benefit of the Trustee and the Holders that the Trustee may directly and simultaneously proceed against the Company and each of the Guarantors.

                  SECTION 5.04. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (i) to file and prove a claim for the whole amount of principal (or portion thereof determined pursuant to Section 3.01(16) to be provable in bankruptcy) (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 6.07) and of the Securityholders allowed in such judicial proceeding; and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Securityholder to make such payment to the Trustee and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder, any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any, Securityholder in any such proceeding.

                  SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel and any other amounts due the Trustee under Section 6.07, be for the ratable benefit of the Holders of the Securities of the series in respect of which such judgment has been recovered.

                  SECTION 5.06. Application of Money Collected. Any money collected by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities of such series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
Section 6.07.

                  SECOND: To the payment of the amounts then due and unpaid upon the Securities of that series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

                  THIRD: The balance, if any, to the Company.

                  SECTION 5.07. Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this

Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of, a continuing Event of Default with respect to Securities of such series;

                  (2) the Holders of not less than 25% in principal amount of the outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all Securities of such series.

                  SECTION 5.08. Unconditional Right of Securityholders To Receive Principal, Premium and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on the Redemption Date or Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment (including enforcement of any Guarantee), and such right shall not be impaired without the consent of such Holder; provided, however, that anything herein to the contrary notwithstanding, neither the Trustee nor any Holder shall have any recourse against any Guarantor under this Indenture or under the Securities, except as, and to the extent, set forth in the Guarantees or in this Article V.

                  SECTION 5.09. Restoration of Rights and Remedies. If the Trustee or any Securityholder has instituted any proceeding to enforce any right or remedy under this Indenture or the Guarantees and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Company, the Guarantors, the Trustee and the Securityholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereunder, and thereafter all rights and remedies of the Trustee and the Securityholders shall continue as though no such proceeding had been instituted.

                  SECTION 5.10. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Securityholders, as the case may be.

                  SECTION 5.12. Control by Securityholders. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that:

                  (1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  SECTION 5.13. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default not theretofore cured:

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or in the payment of any sinking or purchase fund or analogous obligation with respect to the Securities of such series, or

                  (2) in respect of a covenant or provision hereof which under
         Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 5.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of

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                                                                              52

this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than lot in principal amount of the Outstanding Securities of any series to which the suit relates, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on an Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may
be).

                  SECTION 5.15. Waiver of Stay or Extension Laws. The Company and each Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and each Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   The Trustee

                  SECTION 6.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default with respect to any series of
Securities:

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be

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                                                                              53

         under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise with respect to the Securities of such series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

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                                                                              54

                  SECTION 6.02. Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to Securities of any series, the Trustee shall transmit by mail to all Securityholders of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking or purchase fund installment or analogous obligation with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Securityholders of such series; and provided, further, that in the case of any default of the character specified in
Section 5.01(5) with respect to Securities of such series no such notice to Securityholders of such series shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default", with respect to Securities of any series, means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

                  SECTION 6.03. Certain Rights of Trustee. Except as otherwise provided in Section 6.01:

                  (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document (whether an original or facsimile thereof) believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically

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                                                                              55

         prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel of its own selection and the advice of such counsel or an Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be charged with knowledge of any default (as defined in Section 6.02) or Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee assigned to the Corporate Trust Department of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of such default or Event of Default or (2) written notice of such default or Event of Default shall have been given to the Trustee by the Company or any other obligor on such Securities or by any Holder of such Securities; and

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                                                                              56

                  (i) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith, without negligence or wilful misconduct, and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                  SECTION 6.04. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  SECTION 6.05. May Hold Securities. The Trustee, any Authenticating Agent, any Paying Agent, the Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company or any Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

                  SECTION 6.06. Money Held in Trust. Subject to the provisions of Section 10.03 hereof, all moneys in any currency or currency received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                  SECTION 6.07. Compensation and Reimbursement. The Company agrees:

                  (1) to pay to the Trustee from time to time such compensation as agreed upon from time to time in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any

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                                                                              57

         provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to fully indemnify the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all loss, liability, claim, damage or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(6) or (7), the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

                  The Company's obligations under this Section 6.07 and any lien arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Company's obligations pursuant to Article IV of this Indenture and/or the termination of this Indenture.

                  SECTION 6.08. Disqualification; Conflicting Interests. The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded this Indenture with respect to Securities of any particular series of Securities other than that series. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

                  SECTION 6.09. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee

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                                                                              58

hereunder with respect to each series of Securities, which shall be either:

                  (i) a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal or State authority, or

                  (ii) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees;

in either case having a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as trustee for the Securities of any series issued hereunder. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in Section 6.10.

                  SECTION 6.10. Resignation and Removal. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

                  (b) The Trustee may resign with respect to any series of Securities at any time by giving written notice thereof to the Company.

                  (c) The Trustee may be removed with respect to any series of Securities at any time by Act of the Holders of a majority in principal amount of the outstanding

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                                                                              59

Securities of that series, delivered to the Trustee and to the Company.

                  (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act pursuant to Section 6.08 with respect to any series of Securities after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security of that series for at least six months, unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act, or

                  (2) the Trustee shall cease to be eligible under Section
         6.09 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

                  (3) the Trustee shall become incapable of acting with respect to any series of Securities, or

                  (4) the Trustee shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, with respect to the series, or in the case of Clause (4), with respect to all series, or (ii) subject to Section 5.14, any Securityholder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the series, or, in the case of Clause (4), with respect to all series.

                  (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of the Trustee with respect to any series of Securities for any cause, the Company, by Board Resolution, shall promptly appoint a successor Trustee for that series of Securities. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after such resignation, removal or incapacity, the Trustee may

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                                                                              60

petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee with respect to such series of Securities shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and supersede the successor Trustee appointed by the Company with respect to such series. If no successor Trustee with respect to such series shall have been so appointed by the Company or the Securityholders of such series and accepted appointment in the manner hereinafter provided, subject to Section 5.14, any Securityholder who has been a bona fide Holder of a Security of that series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to any series and each appointment of a successor Trustee with respect to any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of that series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its principal Corporate Trust Office.

                  SECTION 6.11. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the predecessor Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Trustee shall become effective with respect to any series as to which it is resigning or being removed as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the predecessor Trustee with respect to any such series; but, on request of the Company or the successor Trustee, such predecessor Trustee shall, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the predecessor Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such predecessor Trustee hereunder with respect to

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                                                                              61

all or any such series, subject nevertheless to its lien, if any, provided for in Section 6.07. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not being succeeded shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

                  No successor Trustee with respect to any series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to that series under this Article.

                  SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

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                                                                              62

                  SECTION 6.13. Preferential Collection of Claims Against Company. (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities (as defined in Subsection (c) of this Section):

                  (1) an amount equal to any and all reduction in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                  (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

                  (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

                  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

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                                                                              63

                  (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this Section would occur within three months; or

                  (D) to receive payment on any claim referred to in paragraph
         (B) or (C) or against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

                  For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

                  If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Securityholders and the holders of other indenture securities in such manner that the Trustee, the Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Securityholders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from

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                                                                              64

such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee and the Securityholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Securityholders and the holders of other indenture securities with respect to their respective claims, in which extent it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

                  Any Trustee which has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

                  (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three-month period; and

                  (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

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                                                                              65

                  (b) There shall be excluded from the operation of Subsection
(a) of this Section a creditor relationship arising from:

                  (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                  (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in this Indenture;

                  (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depository, or other similar capacity;

                  (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Subsection (c) of this Section;

                  (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

                  (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in Subsection (c) of this Section.

                  (c) For the purposes of this Section only:

                  (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

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                                                                              66

                  (2) The term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

                  (3) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

                  (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

                  (5) The term "Company" means any obligor upon the Securities.

                  SECTION 6.14. Appointment of Authenticating Agent. At any time when any of the Securities remain Outstanding, the Trustee, with the approval of the Company, may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to
Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of

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                                                                              67

the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Company itself, subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and, if other than the Company, to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and, if other than the Company, to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee, with the approval of the Company, may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security

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                                                                              68

Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.07.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This Security, together with any Guarantees referred to herein, is one of the Securities described in the within-mentioned Indenture.

                                               Dated:
                                                     ---------------------------

                                                     The Bank of New York,
                                               ---------------------------------
                                                   As Trustee

                                               By
                                                  ------------------------------
                                                  Authorized Signatory


                  SECTION 6.15. Trustee's Application for Instructions from the Company. Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than ten Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

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                                                                              69

                                   ARTICLE VII

                      Securityholders' Lists and Reports by
                               Trustee and Company

                  SECTION 7.01. Company To Furnish Trustee Names and Addresses of Securityholders. The Company will furnish or cause to be furnished to the
Trustee:

                  (1) semi-annually, not more than 15 days after December 15 and June 15 in each year in such form as the Trustee may reasonably require, a list of the names and addresses of the Holders of Securities of each series as of such December 15 and June 15, as applicable, and

                  (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar for Securities of a series, no such list need be furnished with respect to such series of Securities.

                  SECTION 7.02. Preservation of Information; Communications to Securityholders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in
Section 7.01 and the names and addresses of Holders of Securities received by the Trustee in its capacity as Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

                  (b) If three or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with the Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a), or

                  (ii) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or to all Securityholders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless, within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Securityholders, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all Securityholders of such series or all Securityholders, as the case may be, with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

                  SECTION 7.03. Reports by Trustee. (a) Within 60 days after December 15 of each year commencing with the first December 15 after the issuance of Securities, the Trustee shall transmit by mail, at the Company's expense, to all Holders as their names and addresses appear in the Security Register, as provided in Trust Indenture Act 313(c), a brief report dated as of December 15 in accordance with and with respect to the matters required by Trust Indenture Act Section 313(a).

                  (b) The Trustee shall transmit by mail, at the Company's expense, to all Holders as their names and addresses appear in the Security Register, as provided in Trust Indenture Act 313(c), a brief report in accordance with and with respect to the matters required by Trust Indenture Act Section 313(b).

                  (c) A copy of each such report shall, at the time of such transmission to Holders, be furnished to the Company and, in accordance with Trust Indenture Act Section 313(d), be filed by the Trustee with each stock exchange upon which the Securities are listed, and also with the Commission.

                  SECTION 7.04. Reports by Company. The Company shall file with the Trustee, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. The Company also shall comply with the other provisions of Trust Indenture Act Section 314(a). In addition, if the Company is not required by Section 13 or 15(d) of the Securities Exchange Act of 1934 to file reports with the Commission, so long as any Securities remain outstanding, the Company shall cause quarterly reports (containing unaudited financial statements) for the first three quarters of each fiscal year and annual reports (containing audited financial statements and an opinion thereon by the Company's independent certified public accountants) for each fiscal year, in each case that it would be required to file under Section 13 of the Securities Exchange Act of 1934 if it had a class of debt securities listed on a national securities exchange, to be mailed to the Holders at their addresses appearing in the Security Register within 15 days of when such reports would have been required to be filed under Section 13 of the Securities Exchange Act of 1934, except that if the Company has obtained approval of the Commission to file less information than otherwise required by
Section 13 or 15(d) of the Securities Exchange Act of 1934 or to have its filing requirements under such Sections be satisfied by filings made with the Commission by another entity, the Company shall instead cause such information as is filed with the Commission by the Company or with respect to the Company to be mailed to the Holders in the same manner and time period described in this sentence. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  SECTION 7.05. Tax Reporting. The Company shall provide to the Trustee on a timely basis such information as the Trustee requires to enable the Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the Holders relating to original issue discount, including, without limitation, Form 1099-OID or any successor form.

                                  ARTICLE VIII

              Consolidation, Merger, Conveyance, Transfer or Lease

                  SECTION 8.01. The Company May Consolidate, Etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease all or substantially all of its properties and assets to any Person unless:

                  (1) the Company shall be the continuing Person or, if the Company shall consolidate with or merge into another Person or convey, transfer or lease all or substantially all of its properties and assets to any

         Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the properties and assets of the Company shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal (and premium, if any) and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary of the Company as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing;

                  (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company or any of its Subsidiaries would become subject to a lien that would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take or cause to be taken such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby in accordance with Section 10.08 of this Indenture; and

                  (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  SECTION 8.02. Successor Substituted. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Company in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE IX

                             Supplemental Indentures

                  SECTION 9.01. Supplemental Indentures Without Consent of Securityholders. Without the consent of the Holders of any Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another corporation or Person to the Company or any Guarantor, and the assumption by any such successor of the respective covenants of the Company or any Guarantor herein and in the Securities contained, including, but not limited to, any such succession and assumption occurring upon a conversion by the Company from a partnership to a corporation; or

                  (2) to add to the covenants of the Company or any Guarantor, or to surrender any right or power herein conferred upon the Company or any Guarantor, for the benefit of the Holders of the Securities of any or all series (and if such covenants or the surrender of such right or power are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified series); or

                  (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (3) shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

                  (4) to add to this Indenture such provisions as may be expressly permitted by the TIA, excluding, however, the provisions referred to in Section 316(a)(2) of the TIA as in effect at the date as of which this instrument was executed or any corresponding provision in any similar federal statute hereafter enacted; or

                  (5) to establish any form of Security, as provided in
         Article II and to provide for the issuance of any series of Securities as provided in Article III and to set forth the terms thereof, and/or to add to the rights of the Holders of the Securities of any series; or

                  (6) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section U6.11; or

                  (7) to add any additional Events of Default in respect of the Securities of any or all series (and if such additional Events of Default are to be in respect of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of one or more specified series); or

                  (8) to provide for the issuance of Securities in coupon as well as fully registered form; or

                  (9) to add new guarantors; or

                  (10) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is not such Security Outstanding; or

                  (11) to secure the Securities of any series pursuant to
         Section 10.08 or otherwise or to guarantee any series; or

                  (12) to evidence the succession of new obligors and the extinguishment of the obligations of the Company and the Guarantors pursuant to Section 11.04.

                  No supplemental indenture for the purposes identified in Clauses (2), (3), (5) or (7) above may be entered into if to do so would adversely affect the rights of the Holders of Outstanding Securities of any series in any material respect.

                  SECTION 9.02. Supplemental Indentures with Consent of Securityholders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture or indentures (acting as one class), by Act of said Holders delivered to the Company and the Trustee (in accordance with Section
1.04 hereof), the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities of each such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

                  (1) change the Maturity of the principal of, or the Stated Maturity of any premium on, or any installment of interest on, any Security, or reduce the principal amount thereof or the interest or any premium thereon, or change the method of computing the amount of principal thereof or interest thereon on any date or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity or the Stated Maturity, as the case may be, thereof (or, in the case of redemption or repayment, on or after the Redemption Date or the Repayment Date, as the case may be), or alter the provisions of this Indenture so as to affect adversely the terms, if any, of conversion of any Securities into other securities; or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences, provided for in this Indenture; or

                  (3) modify any of the provisions of this Section, Section
         5.13 or Section 10.09, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

                  (4) impair or adversely affect the right of any Holder to institute suit for the enforcement of any payment on, or with respect to, the Securities of any series on or after the Stated Maturity of such Securities (or in the case of redemption, on or after the Redemption Date);

                  (5) amend or modify Section 12.01 of this Indenture in any manner adverse to the rights of the Holders of the Outstanding Securities of any series.

                   For purposes of this Section 9.02, if the Securities of any series are issuable upon the exercise of warrants, each holder of an unexercised and unexpired warrant with respect to such series shall be deemed to be a Holder of Outstanding Securities of such series in the amount issuable upon the exercise of such warrant. For such purposes, the ownership of any such warrant shall be determined by the Company in a manner consistent with customary commercial practices. The Trustee for such series shall be entitled to rely on an Officers' Certificate as to the principal amount of Securities of such series in respect of which consents shall have been executed by holders of such warrants.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of Holders of Securities of any other series.

                  It shall not be necessary for any Act of Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby to the extent provided therein.

                  SECTION 9.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of TIA as then in effect.

                  SECTION 9.06. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                    ARTICLE X

                                    Covenants

                  SECTION 10.01. Payment of Principal, Premium and Interest. With respect to each series of Securities, the Company will duly and punctually pay the principal of (and premium, if any) and interest on such Securities in accordance with their terms and this Indenture.

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                                                                              79

                  SECTION 10.02. Maintenance of Office or Agency. The Company will maintain an office or agency in each Place of Payment where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served and where any Securities with conversion privileges may be presented and surrendered for conversion. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

                  Unless otherwise set forth in, or pursuant to, a Board Resolution or Indenture supplemental hereto with respect to a series of Securities, the Company hereby initially designates as the Place of Payment for each series of Securities the Borough of Manhattan, the City and State of New York, and initially appoints the Trustee at its Corporate Trust Office as the Company's office or agency for each such purpose in such city.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  SECTION 10.03. Money for Security Payments To Be Held in Trust. If the Company shall at any time act as its own Paying Agent for any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on, any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure to act.

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                                                                              80

                  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of (and premium, if any) or interest on, any Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent other than the Trustee for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided; and

                  (2) at any time during the continuance of any default by the Company (or any other obligor upon the Securities of such series) in the making of any such payment of principal (and premium, if any) or interest on the Securities of such series, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any series of Securities or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent in respect of each and every series of Securities as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by the Company in respect of all Securities, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any

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                                                                              81

Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease. The Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  SECTION 10.04. Statement as to Compliance. The Company and each Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a written statement signed by the principal executive officer, principal financial officer or principal accounting officer of the Company stating whether or not to the best knowledge of the signers thereof the Company or such Guarantor is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company or such Guarantor shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                  SECTION 10.05. Legal Existence. Subject to Article VIII and
Section 11.04, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (pursuant to its charter, partnership certificate and agreement and any statute) and material franchises (other than franchises relating to the ownership and operation of cable television systems); provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors or general partners of such Person shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders. In the event of a bankruptcy or dissolution of a Guarantor, the Company shall cause another corporate entity to guarantee the portion of the Securities,

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                                                                              82

if any, guaranteed by such Guarantor immediately prior to such bankruptcy or dissolution.

                  SECTION 10.06. Maintenance of Properties. The Company will cause all properties used or useful in the conduct of its business or the business of any of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any of its Subsidiaries and not disadvantageous in any material respect to the Holders.

                  SECTION 10.07. Payment of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any such Subsidiaries, and (2) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any such Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith and, with respect to taxes and assessments, by appropriate proceedings.

                  SECTION 10.08. Limitation on Liens. Neither the Company nor any Material Subsidiary of the Company shall incur, create, issue, assume, guarantee or otherwise become liable for any indebtedness for money borrowed that is secured by a lien on any asset now owned or hereafter acquired by it unless the Company makes or causes the Securities also to be secured by such lien equally and ratably with (or prior to) the other indebtedness thereby secured so long as such other indebtedness is secured. If the Company or any of its Subsidiaries shall be required to secure the Guarantees or any Securities pursuant to this Section 10.08, (i) the Company will promptly deliver to the Trustee an Officers' Certificate stating that this covenant has been complied with and (ii) the Trustee is hereby

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                                                                              83

authorized to enter into an indenture supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce the rights of the Holders of the Securities so secured. The foregoing restriction does not apply to the following:

                  (i) liens existing as of the date this Indenture;

                  (ii) liens created by Subsidiaries of the Company to secure indebtedness of such Subsidiaries to the Company or to one or more other Subsidiaries of the Company;

                  (iii) liens affecting property of a Person existing at the time it becomes a Subsidiary of the Company or at the time it merges into or consolidates with the Company or a Subsidiary of the Company or at the time of a sale, lease or other disposition of all or substantially all of the properties of such Person to the Company or its Subsidiaries; provided that such liens do not extend to or cover any property or assets of the Company or any Subsidiary of the Company other than the property or assets acquired in such transaction and any improvements on such property or assets;

                  (iv) liens on property existing at the time of its acquisition or incurred to secure payment of all or a part of its purchase price or to secure indebtedness incurred prior to, at the time of, or within one year after its acquisition for the purpose of financing all or part of its purchase price; provided that in each case such liens shall not extend to or cover any property or assets of the Company or any Subsidiary of the Company other than the property or assets acquired and any improvements on such property or assets;

                  (v) liens on property to secure all or part of the cost of improvements or construction thereon or indebtedness incurred to provide funds for such purpose in a principal amount not exceeding the cost of such improvements or construction; provided that such liens do not extend to or cover any property or assets of the Company or any Subsidiary of the Company other than the property or assets improved or constructed and any improvements or construction thereon;

                  (vi) liens consisting of or relating to the sale, transfer or financing of motion pictures, video and television programs, sound recordings, books or rights with respect thereto to or with so-called tax shelter

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                                                                              84

         groups or other third-party investors in connection with the financing of such motion pictures, video and television programming, sound recordings or books in the ordinary course of business and the granting to the Company or any of its Subsidiaries of rights to distribute such motion pictures, video and television programming, sound recordings or books; provided, however, that no such lien shall attach to any asset or right of the Company or its Subsidiaries (other than the motion pictures, video and television programming, sound recordings, books or rights which were sold, transferred to or financed by the tax shelter group or third-party investors in question or the proceeds arising therefrom and other than equity interests of any Subsidiary of the Company substantially all of the assets of which consist of such motion pictures, video and television programming, sound recordings, books or rights);

                  (vii) liens on shares of stock, indebtedness or other securities of a Person that is not a Subsidiary of the Company;

                  (viii) liens on satellite transponders and all property rights therein and the products, revenues and proceeds therefrom which secure obligations incurred in connection with the acquisition, utilization or operation of such satellite transponders or the refinancing of any such obligations;

                  (ix) liens on capital leases entered into after the date of the Indenture provided that such liens extend only to the property or assets that are the subject of such capital leases;

                  (x) other liens arising in connection with indebtedness for money borrowed of the Company and its Subsidiaries (other than indebtedness of the Company or its Subsidiaries under a senior credit facility) in an aggregate principal amount for the Company and its Subsidiaries not exceeding (at the time such lien is issued, created or assumed) the greater of (A) 10% of the Consolidated Net Worth of the Company and (B) $500 million; and

                  (xi) any extensions, renewal or replacement of any lien referred to in the foregoing clauses (i) through (x) inclusive, or of any indebtedness secured thereby; provided that the principal amount of indebtedness secured thereby does not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or replacement, or at the time the lien was issued, created or assumed or otherwise permitted, and that such extension, renewal or replacement lien is limited to all or part of substantially the same property which secured the lien extended, renewed or replaced (plus improvements on such property).

                  SECTION 10.09. Waiver of Certain Covenants. The Company may omit in respect of any series of Securities, in any particular instance, to comply with any covenant or condition set forth in Section 10.08 or set forth in a Board Resolution or supplemental indenture with respect to the Securities of such series, unless otherwise specified in such Board Resolution or supplemental indenture, if before or after the time for such compliance the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected by such waiver (voting as one class) shall, by Act of such Securityholders delivered to the Company and the Trustee (in accordance with Section 1.04 hereof), either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect. Nothing in this Section 10.09 shall permit the waiver of compliance with any covenant or condition set forth in such Board Resolution or supplemental indenture which, if in the form of an indenture supplemental hereto, would not be permitted by Section 9.02 without the consent of the Holder of each Outstanding Security affected thereby.


                                   ARTICLE XI

                            Redemption of Securities

                  SECTION 11.01. Applicability of Article. The Company may reserve the right to redeem and pay before Stated Maturity all or any part of the Securities of any series, either by optional redemption, sinking or purchase fund or analogous obligation or otherwise, by provision therefor in the form of Security for such series established and approved pursuant to Section 2.02 and on such terms as are specified in such form or in the indenture supplemental hereto with respect to Securities of such series as provided in Section 3.01. Redemption of Securities of any series shall be made in accordance with the terms of such

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                                                                              86

Securities and, to the extent that this Article does not conflict with such terms, the succeeding Sections of this Article. Notwithstanding anything to the contrary in this Indenture, except in the case of redemption pursuant to a sinking fund, the Trustee shall not make any payment in connection with the redemption of Securities until the close of business on the Redemption Date.

                  SECTION 11.02. Election To Redeem; Notice to Trustee. The election of the Company to redeem any Securities redeemable at the election of the Company shall be evidenced by, or pursuant to authority granted by, a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series and the Tranche (as defined in Section 11.03) to be redeemed.

                  In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

                  SECTION 11.03. Selection by Trustee of Securities To Be Redeemed. If less than all the Securities of like tenor and terms of any series (a "Tranche") are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such Tranche not previously called for redemption, by such method as the Trustee customarily utilizes and which may include provision for the selection for redemption of portions of the principal of Securities of such Tranche of a denomination larger than the minimum authorized denomination for Securities of that series. Unless otherwise provided in the terms of a particular series of Securities, the portions of the principal of Securities so selected for partial redemption shall be equal to the minimum authorized denomination of the Securities of such series, or an integral multiple thereof, and the principal amount which remains outstanding shall not be less than the minimum authorized denomination for Securities of such series. If less than all the Securities of unlike tenor and terms of a

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                                                                              87

series are to be redeemed, the particular Tranche of Securities to be redeemed shall be selected by the Company.

                  If any convertible Security selected for partial redemption is converted in part before the termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption.

                  Upon any redemption of fewer than all the Securities of a series or Tranche, the Company and the Trustee may treat as Outstanding any Securities surrendered for conversion during the period of fifteen days next preceding the mailing of a notice of redemption, and need not treat as Outstanding any Security authenticated and delivered during such period in exchange for the unconverted portion of any Security converted in part during such period.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

                  Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Company and delivered to the Trustee at least 60 days prior to the Redemption Date as being owned of record and beneficially by, and not pledged or hypothecated by either, (a) the Company or (b) an entity specifically identified in such written statement as being an Affiliate of the Company.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal of such Security which has been or is to be redeemed.

                  SECTION 11.04. Optional Redemption or Assumption If the Company dissolves (other than in connection with (a) the reconstitution of the Company as a corporation, (b) the occurrence of a transaction that is permitted by Section 8.01 of this Indenture or (c) a case or proceeding under any applicable federal or state bankruptcy, insolvency,

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                                                                              88

reorganization or similar law), it shall, at its option either:

                  (1) redeem all of the Outstanding Securities concurrently with or prior to the effectiveness of such dissolution, with notice of such redemption being given, and such redemption being effected, in the manner specified in this Article 11, at a Redemption Price equal to the greater of
(i) 100% of the principal amount of the Securities to be redeemed, plus accrued interest thereon to (but excluding) the Redemption Date, and (ii) the Make-Whole Amount (as defined herein) with respect to such Securities; or

                  (2) provided that immediately after such transaction no default or Event or Default would exist and be continuing, concurrently with or prior to the effectiveness of such dissolution (i) cause an entity that controls or is under common control with the Company immediately prior to such dissolution (which shall be a corporation, partnership or trust, organized and validly existing under the laws of the United States of America, any state or the District of Columbia) (an "Eligible Affiliate") to expressly assume, by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest on all of the Securities and the performance or observance of every covenant of the Indenture on the part of the Company to be performed or observed; and (ii) cause an Eligible Affiliate that has outstanding indebtedness that was sold under the Securities Act ("Public Debt") and files reports under Section 13(a) or 15(d) of the Securities Act (a "Public Issuer") to provide, by way of assumption or guarantee (including, if appropriate, the guarantees of other Eligible Affiliates), substantially the same credit support as is provided for the Public Debt of such Public Issuer. If the Company dissolves without having elected either option (1) or option (2) in this Section 11.04, the Company shall be deemed to have elected option (1). If the Company has its obligations under the Securities assumed by an Eligible Affiliate pursuant to this Section 11.04, the Company, at its option, may provide for termination of the Guarantees provided by the General Partners pursuant to
Article XII.
                  SECTION 11.05. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 (or 15 if so provided in the Board Resolution establishing the relevant series) nor more than 60 days prior to the Redemption Date, to each holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price;

                  (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Securities to be redeemed;

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, and that interest, if any, thereon shall cease to accrue from and after said date;

                  (5) the place where such Securities are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company in the Place of Payment;

                  (6) that the redemption is on account of a sinking or purchase fund, or other analogous obligation, if that be the case; and

                  (7) if such Securities are convertible into securities, the conversion price and the date on which the right to convert such Securities into securities will terminate.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. In the case of redemption of Securities pursuant to Section 11.04 of this Indenture, notice of redemption provided for in this Section 11.05 may be revoked by the Company at any time prior to such redemption, whereupon such previously given notice shall be of no force or effect. The Company shall give the Trustee written notice at least two days prior to any such revocation.

                  SECTION 11.06. Deposit of Redemption Price. On or prior to any Redemption Date and subject to Section 11.10, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date. If any Security to be redeemed is converted into securities, any money so deposited with the

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                                                                             90

Trustee or a Paying Agent shall be paid to the Company upon Company Request or, if then so segregated and held in trust by the Company, shall be discharged from such trust.

                  SECTION 11.07. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, subject to Section 11.10, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest and any rights to convert such Securities shall terminate. Upon surrender of such Securities for redemption in accordance with the notice and subject to Section 11.10, such Securities shall be paid by the Company at the Redemption Price. Unless otherwise provided with respect to such Securities pursuant to Section 3.01, installments of interest the Stated Maturity of which is on or prior to the Redemption Date shall be payable to the Holders of such Securities registered as such on the relevant Regular Record Dates according to their terms and the provisions of Section 3.07.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security, or as otherwise provided in such Security.

                  SECTION 11.08. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company in the Place of Payment with respect to that series (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and Stated Maturity and of like tenor and terms, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                  SECTION 11.09. Provisions with Respect to Any Sinking Funds. Unless the form or terms of any series of Securities shall provide otherwise, in lieu of making all or any part of any mandatory sinking fund payment with respect to such series of Securities in cash, the Company may at its option (1) deliver to the Trustee for cancelation any


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                                                                             91

Securities of such series theretofore acquired by the Company or converted by the Holder thereof into other securities, or (2) receive credit for any Securities of such series (not previously so credited) acquired by the Company (including by way of optional redemption (pursuant to the sinking fund or otherwise but not by way of mandatory sinking fund redemption) or converted by the Holder thereof into other securities and theretofore delivered to the Trustee for cancelation, and if it does so then (i) Securities so delivered or credited shall be credited at the applicable sinking fund Redemption Price with respect to Securities of such series, and (ii) on or before the 60th day next preceding each sinking fund Redemption Date with respect to such series of Securities, the Company will deliver to the Trustee (A) an Officers' Certificate specifying the portions of such sinking fund payment to be satisfied by payment of cash and by delivery or credit of Securities of such series acquired by the Company or converted by the Holder thereof, and (B) such Securities, to the extent not previously surrendered. Such Officers' Certificate shall also state the basis for such credit and that the Securities for which the Company elects to receive credit have not been previously so credited and were not acquired by the Company through operation of the mandatory sinking fund, if any, provided with respect to such Securities and shall also state that no Event of Default with respect to Securities of such series has occurred and is continuing. All Securities so delivered to the Trustee shall be canceled by the Trustee and no Securities shall be authenticated in lieu thereof.

                  If the sinking fund payment or payments (mandatory or optional) with respect to any series of Securities made in cash plus any unused balance of any preceding sinking fund payments with respect to Securities of such series made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request), unless otherwise provided by the terms of such series of Securities, that cash shall be applied by the Trustee on the sinking fund Redemption Date with respect to Securities of such series next following the date of such payment to the redemption of Securities of such series at the applicable sinking fund Redemption Price with respect to Securities of such series, together with accrued interest, if any, to the date fixed for redemption, with the effect provided in Section 11.07. The Trustee shall select, in the manner provided in Section 11.03, for redemption on such sinking fund Redemption Date a sufficient principal amount of Securities of such series to utilize that cash and shall thereupon cause notice of redemption of the Securities of such series for the sinking fund to be given in the manner provided in Section 11.05 (and with the effect provided in



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                                                                              92

Section 11.07) for the redemption of Securities in part at the option of the Company. Any sinking fund moneys not so applied or allocated by the Trustee to the redemption of Securities of such series shall be added to the next cash sinking fund payment with respect to Securities of such series received by the Trustee and, together with such payment, shall be applied in accordance with the provisions of this Section 11.09. Any and all sinking fund moneys with respect to Securities of any series held by the Trustee at the Maturity of Securities of such series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity.

                  On or before each sinking fund Redemption Date provided with respect to Securities of any series, the Company shall pay to the Trustee in cash a sum equal to all accrued interest, if any, to the date fixed for redemption on Securities to be redeemed on such sinking fund Redemption Date pursuant to this Section 11.09.

                                   ARTICLE XII

                                   Guarantees

                  SECTION 12.01. Guarantees. (a) Each of the General Partners (each, a "Guarantor") and each of their successors and assigns, hereby fully and unconditionally guarantees (each, a "Guarantee") to each Holder of the Securities upon which this Guarantee is referred to, and to the Trustee on behalf of each such Holder, the due and punctual payment of the percentage (its "Guaranteed Percentage") of the principal of (and premium, if any, on) and interest on such Security set forth on Exhibit A to this Indenture (as such Exhibit A may be amended as provided in this Indenture) and incorporated by reference herein, when and as the same shall become due and payable, whether at Stated Maturity, upon redemption or repayment, upon declaration of acceleration or otherwise, according to the terms of the Securities and of this Indenture. In case of the failure of the Company or any successor thereto punctually to pay any such principal, premium or interest, each of the General Partners, on the basis of the percentages referred to above, hereby agrees to immediately cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, upon redemption or repayment, upon declaration of acceleration or otherwise, as if such payment were made by the Company.

                  (b) Each of the General Partners hereby agrees that as long as this Section 12.01 is in effect with respect to it pursuant to this Indenture, its obligations hereunder shall be unconditional and absolute, irrespective of the identity of the Company, the validity, regularity or enforceability of any such Security or this Indenture, the absence of any action to enforce the same, the granting of any waiver or consent by the Holder of any such Security with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the General Partners hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding be brought first against the Company, protest, notice and all demands whatsoever, and covenants that as long as this Section 12.01 is in effect with respect to it pursuant to this Indenture, this Guarantee will not be discharged except by complete payment of the payment and other obligations contained in any such Security or in this Section 12.01.

                  (c) Each of the General Partners acknowledges and agrees for the benefit of the Trustee and such Holders that the Trustee and such Holders (in the case of an Event of Default under Sections 5.01(1) or (2)) may directly and simultaneously proceed against such General Partner for the enforcement of this Guarantee or against the Company. The obligations of each General Partner hereunder are independent of the obligations of the Company under the Securities and this Indenture, and a separate action or actions may be brought and prosecuted against each General Partner hereunder whether or not (i) an action or proceeding is brought against the Company or any other General Partner, (ii) the Company or any other General Partner is joined in any such action or proceeding against such General Partner or (iii) the Trustee or such Holders have taken any action to collect or attempted to otherwise collect such obligations from the Company or any other General Partner or any other Person liable therefor.

                  (d) Anything in this Section 12.01 to the contrary notwithstanding, the Guarantees are and shall be deemed to be Guarantees of payment, and not Guarantees of collection.

                  (e) If the Trustee or the Holder of any such Security is required by any court or otherwise to return to the Company or any custodian, receiver, liquidator, trustee, sequestrator or other similar official acting in relation to the Company, any amount paid to the Trustee or such Holder in respect of such Security, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each General Partner further agrees, to the fullest extent that it may lawfully do so, that, as between such General Partner, on the one hand, and such Holders and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article V for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

                  (f) Each General Partner hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arises from the existence, payment, performance or enforcement of each General Partner's obligations under this Guarantee, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of any Holder of any such Security or the Trustee on behalf of such Holder against the Company or any collateral which any such Holder or the Trustee on behalf of such Holder hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any General Partner in violation of the preceding sentence at any time prior to the payment in full of all obligations and all other amounts payable hereunder, such amount shall be deemed to have been paid to such General Partner for the benefit of, and held in trust for the benefit of, any Holder of such Security and the Trustee on behalf of such Holder, and shall forthwith be paid to the Trustee for the benefit of such Holder to be credited and applied upon such guaranteed obligations, whether matured or unmatured, in accordance with the terms of this Indenture. Each General Partner acknowledges that the waiver set forth in this Section 12.01 is knowingly made.

                  (g) No provision of this Section 12.01 or of this Indenture shall alter or impair the Guarantee of each

 General Partner, which is absolute and unconditional, of the due and punctual payment of the percentage of (as set forth in Exhibit A to this Indenture and incorporated by reference herein, as such Exhibit A may be amended as provided in this Indenture) the principal of (and premium, if any) and interest on the Securities upon which this Guarantee is referred to.

                  (h) If the Company has its obligations under the Securities assumed by an Eligible Affiliate pursuant to Section 11.04(2), the Guarantees provided for in this Article 12 may terminate if so provided in a supplemental indenture to this Indenture entered into in connection with the assumption of the Securities pursuant to Section 11.04(2).

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                                   TIME WARNER ENTERTAINMENT
                                                     COMPANY, L.P.,

                                                     by

                                                       Name:
                                                       Title:

Attest:

Name:
Title:

                                                   WARNER COMMUNICATIONS INC.,

                                                     by

                                                       Name:
                                                       Title:

Attest:

Name:
Title:

                                                   AMERICAN TELEVISION AND
                                                     COMMUNICATIONS CORPORATION,

                                                     by

                                                       Name:
                                                       Title:

Attest:

Name:
Title:

                                                     THE BANK OF NEW YORK, as
                                                         Trustee

                                                       by

                                                         Name:
                                                         Title:

                                                                       EXHIBIT A



                                                     Percentage of principal of
                                                     (and premium, if any) and
                                                     interest on the Securities
General Partners                                     guaranteed.
----------------                                     --------------------------


Warner Communications Inc.                            59.27%



American Television and
Communications Corporation                            40.73
                                                     -------
                                                     100.00%